UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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LIBERTY ALL-STAR GROWTH FUND, INC.
(Name of Registrant as Specified In Its Charter)

ALPS FUND SERVICES, INC. Attn: Tane Tyler 1290 Broadway, Suite 1100 Denver, Colorado 80203
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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William R. Parmentier, Jr. President Mark T. Haley, CFA Senior Vice President Thomas W. Brock Independent Director Liberty All-Star® Growth Fund, Inc. Investor Presentation

Fund Facts Investment Process Management’s Response Summary Contents

* Annual distribution rate was changed from 10% to 6% effective 2nd quarter 2009 Fund Facts Ticker Symbol: NYSE: ASG (Market Price) Nasdaq: XASGX (NAV) Fund Type: Closed-end, Multi-Managed Style: Multi-Cap Growth Investment Advisor: ALPS Advisors, Inc. Number of Sub-Advisers: Three (Small, Mid, and Large-Cap Growth) All-Star Inception Date: November 1995 (Prior to November 1995, The Charles Allmon Trust, Inc.) Net Assets: $128 million Shares Outstanding: 30.1 million Distribution Frequency: Quarterly Distribution Policy: 6% of net asset value per annum* Policy Inception Date: February 1997 Highest Premium: 13.8% (2/3/04) Highest Discount: 28.2% (11/21/08) Active Benchmark: Lipper Multi-Cap Growth Mutual Fund Average Passive Benchmark: Russell 3000® Growth Index

Goal: Superior Performance with Less Volatility Fund Review of Multi-Manager Structure & Design Daily Monitoring of Transactions & Performance Selection of Managers with Complementary Styles Active Rebalancing In-Depth Qualitative & Quantitative Manager Evaluation Investment Process Ongoing Manager Searches & Replacement

Combined investment styles and strategies fulfill investment objective Individual portfolio manager styles are complementary Portfolio structure maintained via active rebalancing Multi-Management Structure & Design

Selection Of Managers Philosophy People Process Performance Stated investment philosophy applied consistently over time Continuity of key people Structured decision making process applied consistently over time Competitive historical performance 4 P’s

Investment style is consistently practiced Firm’s professionals and process continue to support style Transactions and holdings representative of style Competitive performance relative to peers and benchmarks Continuity of ownership structure Replace managers when necessary In-Depth Manager Evaluation

Change/deviation in fundamental investment philosophy or process of the firm Major change in the ownership and/or organizational structure of the firm Departure of key investment professionals (people) Period of poor performance versus relevant benchmarks and peers Why Replace A Manager?

No specific proposals Misleading to shareholders Will impair Advisor’s ability to manage the Fund Designed to benefit FVP’s short-term interests at the expense of long-term shareholders Fund and Board Evaluation of FVP’s Proxy: Fair Value Partners L.P. (FVP) Proxy

During this period, the facts are as follows: The Fund outperformed its primary benchmark – The Lipper Multi-Cap Growth Mutual Fund Average The Fund outperformed 64% of its peers in that Lipper universe The Russell 3000® Growth Index lost over 2.5 times more per annum than the Fund The Fund’s market price outperformed the net asset value The ten year period was one of the worst on record for the stock market FVP wants shareholders to believe that: “The Fund’s long-term performance has been mediocre at best. For the ten years ending January 31, 2010, the net asset value (with dividends reinvested) has declined at a rate of 1.35% per annum.” (Source: FVP Proxy March 1, 2010) FVP Proxy Is Misleading To Shareholders

 Lipper Percentile Rank: 36th Percentile Fund Performance Comparisons* 10 Years Ending January 31, 2010 * Performance data are annualized total returns. Percentile ranks calculated using the Fund’s NAV reinvested results within the Lipper Multi-Cap Growth Mutual Fund Universe (1=best; 100=worst). Performance Summary -1.4% -1.0% -2.3% -3.8% -4% -2% 0% All-Star Growth (NAV) All-Star Growth (MKT) Lipper Multi-Cap Growth (Rank) Russell 3000 Growth All-Star Growth (NAV) -0.0135 All-Star Growth (MKT) -0.0101 Lipper Multi-Cap Growth (Rank) -0.023 Russell 3000 Growth -0.0378

* Performance data are total returns. Returns greater than 1 year are annualized. Percentile ranks calculated using the Fund’s NAV reinvested results within the Lipper Multi-Cap Growth Mutual Fund Universe (1=best; 100=worst). Performance Summary Fund Performance Comparisons Periods Ending March 31, 2010 * 1st Quarter 1 Year 3 Years 5 Years 10 Years -4.0% 4.9% 50.5% -0.9% 3.5% -1.7% 10 51 34 49 34 7.4% 51.2% -0.1% 3.9% Fund's NAV Reinvested Return Lipper Percentile Rank Russell 3000® Growth Index

The facts are as follows: Multi-management is a widely accepted institutional investment process that reduces portfolio volatility. It is practiced by the world’s largest and most successful pension and endowment funds Liberty All-Star Growth Fund is unique in that it provides individual investors access to that very same multi-management methodology For the ten years ending January 31, 2010, the Fund was the second best performer among its Lipper peer group of 69 funds when both return and non-market volatility are taken into consideration FVP wants shareholders to believe that: “Obviously, the Fund’s multi-manager strategy has not worked very well.” (Source: FVP Proxy March 1, 2010) FVP Proxy Is Misleading To Shareholders

69 Open-End Multi-Cap Growth Funds as classified by Lipper, Inc. Fund Performance and Volatility Compared With Other Lipper Multi-Cap Growth Funds Ten Years Ending January 31, 2010 Annual Non-Market Volatility (Market = Russell 3000® Growth Index) All-Star Growth Lipper Multi-Cap Growth Universe Average Better Worse Volatility Analysis -10% -8% -6% -4% -2% 0% 2% 4% 6% 8% 10% 12% 2% 4% 6% 8% 10% 12% 14% 16% 18% 20% 22% 24% ALPHABETICAL PLOT POINTS X-Axis Y-Axis AlgerII:Spectra;A 0.097943 -0.02051 Alger:CapitalApprec;A 0.084233 -0.02059 Allianz:OCCTargt;A 0.148314 -0.01725 Amana:GrowthFund 0.081862 0.031704 AmerCent:Giftrst;Inv 0.158308 -0.02616 AmericanFundsNEco;A 0.067085 -0.0065 Berkshire:Focus 0.349414 -0.15331 BlackRock:LCGro;A 0.077126 -0.00673 BrandywineFund 0.12742 -0.01023 Buffalo:Growth 0.072916 0.012872 Calamos:Growth;A 0.164319 0.048865 CapitalAdvisorsGro 0.097595 -0.03039 ChesapeakeGrowth;Inv 0.130071 -0.03009 DelawareAmerSvcs;A 0.139192 0.087402 DelawareSelGro;A 0.101752 -0.04147 DreyfusAlphaGrowth;C 0.104774 0.007359 EvergreenOmegaFnd;A 0.085311 -0.00442 FederatedMCGrStr;A 0.101196 -0.0246 FidelityAdvEqGro;A 0.052013 -0.04311 FidelityAdvGrOpp;A 0.090772 -0.03509 FidelityAdvStrtGr;A 0.081457 -0.03801 FidelityFifty 0.148103 0.003389 FidelityGroDiscovery 0.069487 -0.0081 FidelityIndependence 0.129935 -0.00224 FidelityNewMillennium 0.12575 0.008235 FidelityOTC 0.117473 -0.02134 FidelityTrend 0.063499 0.003786 FranklinStr:FxGr;A 0.100573 -0.01024 FranklinStr:GrOp;A 0.150301 -0.02924 Goldman:StrcLCGro;A 0.026183 -0.05325 Hartfd:GrowthOpptys;L 0.127256 0.006542 IPOPlusAftermarket 0.201492 -0.1022 JPMorgan:GroAdvtg;A 0.18506 -0.07063 LKCM:AquinasGrowth 0.077527 -0.01043 LMCBAAGGRESSIVEGR;A 0.086574 0.002219 LMCBACapital;A 0.110107 0.034109 Managers:AMGEsLCG 0.108651 -0.07683 ManorInvestment:Growth 0.063876 -0.01288 MFSGrowth;A 0.068714 -0.03844 MonettaFund 0.155679 -0.00997 MorgStanCapOppty;A 0.150484 -0.07076 MorgStanFocusGr;A 0.11836 -0.02824 Munder:LgCpGro;A 0.075084 -0.02305 PaxWorldGrowth;Inv 0.094545 -0.02399 PinOakAggressiveStock 0.233792 -0.08026 PNC:LCGrowth;A 0.07136 -0.04733 Prasad:GrowthFund 0.28445 -0.05998 PruJennMid-CapGro;A 0.119716 0.004964 PutnamNewOppty;A 0.07497 -0.06394 Rydex/SGI:MidCpGro;A 0.122648 -0.00149 SantaBarbara:PFW;A 0.146499 -0.02464 SitMidCapGrowth 0.113528 -0.02897 SunAmerica:FocValue;A 0.134483 0.05419 TRowePriceNAmGr 0.054305 0.001286 TCW:SelectEquities;I 0.072384 -0.01535 Touchstone:GrOpp;A 0.089559 -0.03628 Transam:TransDvsEq;P 0.083225 0.01958 Transam:TransFocus;P 0.10673 -0.01062 TurnerConcGro;Inv 0.158145 -0.09419 TurnerMidcapGro;Inv 0.138965 -0.02417 USGlbl:AllAmEqty 0.102218 -0.03142 USGlbl:GlobalMegaTrend 0.131318 0.009358 USGlbl:HolmesGrowth 0.154572 -0.04561 ValueLineFund 0.092271 -0.05572 ValueLinePremierGr 0.106582 0.012901 VanKampenEqGro;A 0.064634 -0.01221 WallStreetFund 0.123894 -0.02116 WellsFargo:Growth;Inv 0.117117 -0.01875 WMBlair:GrowthFund;N 0.062045 -0.00316 All-Star Growth 0.061017 -0.01353 Average: 0.114887 -0.02068

The facts are as follows: The six independent board members review the Fund’s discount regularly The Fund’s long-term discount is modest and compares favorably with its peers During the ten year period ended January 31, 2010, the Fund’s average discount was 4.5% The Board put in place a distribution policy in 1997 and since that time has paid $10.51 per share, or $204 million The Fund traded at a premium for five consecutive years (2001 – 2005) In the last year the Fund’s discount has decreased by over 50% and is currently comparable to its peer average FVP wants shareholders to believe that: “Also, the Fund’s shares trade at a double digit discount to NAV. Rather than continually trying to replace underlying unsatisfactory investment managers, we believe it is time for the Board to afford shareholders an opportunity to realize NAV.” (Source: FVP Proxy March 1, 2010) FVP Proxy Is Misleading To Shareholders

Universe Avg. Disc.: -5.8 -5.3 -9.8 -10.3 -0.6 -3.7 -4.8 -4.3 -4.0 -5.2 -5.0 -10.5 -14.5 -12.3 Liberty All-Star Growth Fund Calendar Year Average Premium/(Discount) Premium/(Discount) Premium/Discount Analysis -8.4% -6.6% -14.2% -16.0% 1.9% 1.1% 1.1% 6.8% 2.7% -8.0% -4.3% -11.1% -18.9% -13.6% -25% -20% -15% -10% -5% 0% 5% 10% 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 1Q10 All-Star Growth (NAV) -0.084 -0.066 -0.142 -0.16 0.019 0.011 0.011 0.068 0.027 -0.08 -0.043 -0.111 -0.189 -0.136

The facts are as follows: Since the Fund’s multi-management structure was put in place six sub-advisors have been replaced Impairing our ability to replace sub-advisers – a fundamental aspect of the Advisor’s management responsibilities – will be detrimental to the interest of the Fund’s long-term shareholders The President and CIO resigned from the sub-adviser that Mazama Capital replaced The Board and Advisor would be remiss if it had not acted to replace the sub-adviser under such circumstances FVP makes no mention of the terminated sub-adviser or the capabilities of Mazama Capital nor offers any alternative FVP wants shareholders to believe that: “If shareholders vote down the sub-management agreement, that will send a message to the board that it needs to focus its attention on the discount, not tinkering with the sub-manager mix.” (Source: FVP Proxy March 1, 2010) FVP Will Impair Advisor’s Ability To Manage The Fund

The Fund and Board believe FVP is not acting in the shareholder’s best interest Summary All non-historical statements in this letter constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve certain risks and uncertainties, including risks cited in reports filed by the Fund with the SEC. Actual results may differ materially from such forward-looking statements. The Fund assumes no obligation for updating any such forward-looking statement at any time.